EXHIBIT 99.1
On June 11, 2026, Ashford Hospitality Trust, Inc. (“Ashford Trust” or the “Company”) completed the sale of the 119-room Hilton Garden Inn Jacksonville - Deerwood Park located in Jacksonville, Florida (“HGI Jacksonville”) for total consideration of approximately $11.0 million in cash, net of selling expenses. Additionally, the Company paid approximately $9.5 million to the mortgage lender. The mortgage loan is secured by eight hotels including HGI Jacksonville.
The following unaudited pro forma financial information of the Company, as of and for the three months ended March 31, 2026, and for the year ended December 31, 2025, has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the disposition occurred on the date indicated or what may result in the future. The unaudited pro forma consolidated balance sheet assumes the disposition closed on March 31, 2026. The unaudited pro forma consolidated statements of operations for the year ended December 31, 2025, and the three months ended March 31, 2026, assumes the disposition closed on January 1, 2025. The unaudited pro forma financial information of the Company reflects the removal of the assets and liabilities of HGI Jacksonville and its results of operations, which contains a non-recurring gain associated with the disposition of the hotel property. The pro forma gain and the related tax effects resulting from the disposition of HGI Jacksonville are preliminary. Therefore, the actual results may differ from the amounts reflected in the pro forma financial statements. There are no other non-recurring items associated with the transaction.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
March 31, 2026
(in thousands, except share and per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Jacksonville (B)	Adjustments		Ashford Trust Consolidated Pro Forma
ASSETS
Investments in hotel properties, gross ($82,787 attributable to VIEs)	$2,617,922	$12,787	$—		$2,605,135
Accumulated depreciation ($(6,594) attributable to VIEs)	(810,924)	(5,846)	—		(805,078)
Investments in hotel properties, net ($76,193 attributable to VIEs)	1,806,998	6,941	—		1,800,057
Contract asset	335,979	—	—		335,979
Cash and cash equivalents ($1,011 attributable to VIEs)	78,042	380	11,010	(C) (i)	78,773
			(438)	(C) (i)
			(9,461)	(C) (ii)
Restricted cash ($4,203 attributable to VIEs)	141,203	—	—		141,203
Accounts receivable ($170 attributable to VIEs), net of allowance of $435	43,426	57	—		43,369
Inventories ($34 attributable to VIEs)	3,106	14	—		3,092
Notes receivable, net	12,486	—	—		12,486
Investments in unconsolidated entities	7,063	—	—		7,063
Deferred costs, net ($79 attributable to VIEs)	1,210	39	—		1,171
Derivative assets	1,212	—	—		1,212
Operating lease right-of-use assets	41,035	—	—		41,035
Prepaid expenses and other assets ($153 attributable to VIEs)	53,235	118	—		53,117
Due from third-party hotel managers	24,535	—	—		24,535
Assets held for sale	55,779	—	—		55,779
Total assets	$2,605,309	$7,549	$1,111		$2,598,871
LIABILITIES AND EQUITY/DEFICIT
Liabilities:
Indebtedness, net ($15,910 attributable to VIEs)	$2,287,163	$9,374	$—		$2,277,789
Debt associated with hotels in receivership	252,000	—	—		252,000
Finance lease liability	17,417	—	—		17,417
Accounts payable and accrued expenses ($15,427 attributable to VIEs)	140,837	714	—		140,123
Accrued interest payable ($151 attributable to VIEs)	31,787	90	—		31,697
Accrued interest associated with hotels in receivership	83,979	—	—		83,979
Dividends and distributions payable	4,247	—	—		4,247
Due to Ashford Inc., net	65,638	—	—		65,638
Due to related parties, net ($3,517 attributable to VIEs)	12,319	203	—		12,116
Due to third-party hotel managers	1,306	—	—		1,306
Operating lease liabilities	44,042	—	—		44,042
Other liabilities ($28,919 attributable to VIEs)	36,695	—	—		36,695
Liabilities related to assets held for sale	66,613	—	—		66,613
Total liabilities	3,044,043	10,381	—		3,033,662
Commitments and contingencies
Redeemable noncontrolling interests in operating partnership	19,945	—	—		19,945
Series J Redeemable Preferred Stock, $0.01 par value, 7,684,197 shares issued and outstanding at March 31, 2026	183,655	—	—		183,655
Series K Redeemable Preferred Stock, $0.01 par value, 731,102 shares issued and outstanding at March 31, 2026	18,591	—	—		18,591
Series L Redeemable Preferred Stock, $0.01 par value, 238,191 shares issued and outstanding at March 31, 2026	5,547	—	—		5,547
Series M Redeemable Preferred Stock, $0.01 par value, 550,888 shares issued and outstanding at March 31, 2026	13,831	—	—		13,831
Equity (deficit):
Preferred stock, $0.01 par value, 55,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,111,127 shares issued and outstanding at March 31, 2026	11	—	—		11
Series F Cumulative Preferred Stock, 1,037,044 shares issued and outstanding at March 31, 2026	10	—	—		10
Series G Cumulative Preferred Stock, 1,470,948 shares issued and outstanding at March 31, 2026	15	—	—		15
Series H Cumulative Preferred Stock, 1,037,956 shares issued and outstanding at March 31, 2026	10	—	—		10
Series I Cumulative Preferred Stock, 1,034,303 shares issued and outstanding at March 31, 2026	11	—	—		11
Common stock, $0.01 par value, 395,000,000 shares authorized, 6,476,491 shares issued and outstanding at March 31, 2026	65	—	—		65
Additional paid-in capital	2,402,044	(2,832)	6,980	(C) (i)	2,402,044
			(438)	(C) (i)
			(9,374)	(C) (ii)
Accumulated deficit	(3,097,325)	—	4,030	(C) (i)	(3,093,382)
			(87)	(C) (ii)
Total stockholders’ equity (deficit) of the Company	(695,159)	(2,832)	1,111		(691,216)
Noncontrolling interest in consolidated entities	14,856	—	—		14,856
Total equity (deficit)	(680,303)	(2,832)	1,111		(676,360)
Total liabilities and equity/deficit	$2,605,309	$7,549	$1,111		$2,598,871
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(A)Represents the historical consolidated balance sheet of Ashford Trust as of March 31, 2026, as reported in its Quarterly Report on Form 10-Q, filed on May 14, 2026.
(B)Represents the removal of the historical balance sheet of HGI Jacksonville as of March 31, 2026.
(C)Represents adjustments for Ashford Trust’s disposition of HGI Jacksonville as of March 31, 2026, which includes: (i) an adjustment for the cash consideration received of approximately $11.0 million, net of selling expenses and cash paid for hotel net working capital and (ii) the cash paid to repay the mortgage loan partially secured by HGI Jacksonville.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Year Ended December 31, 2025
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Jacksonville (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$825,623	$3,449	$—		$822,174
Food and beverage	207,588	61	—		207,527
Other hotel revenue	69,643	62	—		69,581
Total hotel revenue	1,102,854	3,572	—		1,099,282
Other	1,534	—	—		1,534
Total revenue	1,104,388	3,572	—		1,100,816
EXPENSES
Hotel operating expenses:
Rooms	198,106	902	—		197,204
Food and beverage	139,828	153	—		139,675
Other expenses	392,070	1,608	—		390,462
Management fees	38,264	210	—		38,054
Total hotel expenses	768,268	2,873	—		765,395
Property taxes, insurance and other	59,793	343	—		59,450
Depreciation and amortization	141,295	522	—		140,773
Impairment charges	67,648	—	—		67,648
Advisory services fee	49,039	—	—		49,039
Corporate, general and administrative	20,783	—	—		20,783
Total operating expenses	1,106,826	3,738	—		1,103,088
Gain (loss) on consolidation of VIE and disposition of assets and hotel properties	79,799	—	4,030	(C) (i)	83,829
Gain (loss) on derecognition of assets	39,054	—	—		39,054
OPERATING INCOME (LOSS)	116,415	(166)	4,030		120,611
Equity in earnings (loss) of unconsolidated entities	(325)	—	—		(325)
Interest income	4,739	—	—		4,739
Interest expense and amortization of discounts and loan costs	(256,229)	(1,095)	—		(255,134)
Interest expense associated with hotels in receivership	(39,038)	—	—		(39,038)
Write-off of premiums, loan costs and exit fees	(8,853)	(75)	(87)	(C) (ii)	(8,865)
Gain (loss) on extinguishment of debt	335	—	—		335
Realized and unrealized gain (loss) on derivatives	(5,346)	—	—		(5,346)
INCOME (LOSS) BEFORE INCOME TAXES	(188,302)	(1,336)	3,943		(183,023)
Income tax (expense) benefit	143	—	—		143
NET INCOME (LOSS)	(188,159)	(1,336)	3,943		(182,880)
(Income) loss attributable to noncontrolling interest in consolidated entities	5,058	—	—		5,058
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	3,262	—	(75)	(C) (iv)	3,187
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(179,839)	(1,336)	3,868		(174,635)
Preferred dividends	(28,216)	—	—		(28,216)
Deemed dividends on redeemable preferred stock	(6,949)	—	—		(6,949)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(215,004)	$(1,336)	$3,868		$(209,800)
INCOME (LOSS) PER SHARE - BASIC:
Net income (loss) attributable to common stockholders	$(35.99)				$(35.12)
Weighted average common shares outstanding—basic	5,974				5,974
INCOME (LOSS) PER SHARE - DILUTED:
Net income (loss) attributable to common stockholders	$(35.99)				$(35.12)
Weighted average common shares outstanding—diluted	5,974				5,974
See accompanying notes.

ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
Three Months Ended March 31, 2026
(in thousands, except per share amounts)

	Ashford Trust Consolidated Historical (A)	HGI Jacksonville (B)	Adjustments		Ashford Trust Consolidated Pro Forma
REVENUE
Rooms	$200,025	$1,088	$—		$198,937
Food and beverage	51,570	23	—		51,547
Other hotel revenue	15,983	27	—		15,956
Total hotel revenue	267,578	1,138	—		266,440
Other	154	—	—		154
Total revenue	267,732	1,138	—		266,594
EXPENSES
Hotel operating expenses:
Rooms	46,190	211	—		45,979
Food and beverage	34,383	29	—		34,354
Other expenses	91,273	391	—		90,882
Management fees	9,284	53	—		9,231
Total hotel expenses	181,130	684	—		180,446
Property taxes, insurance and other	14,894	92	—		14,802
Depreciation and amortization	32,006	129	—		31,877
Impairment charges	112,649	—	—		112,649
Advisory services fee	20,023	—	—		20,023
Corporate, general and administrative	1,602	—	—		1,602
Total operating expenses	362,304	905	—		361,399
Gain (loss) on disposition of assets and hotel properties	100,030	—	—		100,030
Gain (loss) on derecognition of assets	7,790	—	—		7,790
OPERATING INCOME (LOSS)	13,248	233	—		13,015
Equity in earnings (loss) of unconsolidated entities	(202)	—	—		(202)
Interest income	922	—	—		922
Other income (expense)	3,223	—	—		3,223
Interest expense and amortization of discounts and loan costs	(73,554)	(273)	—		(73,281)
Interest expense associated with hotels in receivership	(7,820)	—	—		(7,820)
Write-off of premiums, loan costs and exit fees	(1,254)	(17)	—		(1,237)
Gain (loss) on extinguishment of debt	(25)	—	—		(25)
Realized and unrealized gain (loss) on derivatives	757	—	—		757
INCOME (LOSS) BEFORE INCOME TAXES	(64,705)	(57)	—		(64,648)
Income tax (expense) benefit	(752)	—	18	(C) (iii)	(734)
NET INCOME (LOSS)	(65,457)	(57)	18		(65,382)
(Income) loss attributable to noncontrolling interest in consolidated entities	655	—	—		655
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	1,030	—	(1)	(C) (iv)	1,029
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(63,772)	(57)	17		(63,698)
Preferred dividends	(2,714)	—	—		(2,714)
Deemed dividends on redeemable preferred stock	(4,600)	—	—		(4,600)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(71,086)	$(57)	$17		$(71,012)
INCOME (LOSS) PER SHARE - BASIC:
Income (loss) attributable to common stockholders	$(11.03)				$(11.02)
Weighted average common shares outstanding—basic	6,442				6,442
INCOME (LOSS) PER SHARE - DILUTED:
Income (loss) attributable to common stockholders	$(11.03)				$(11.02)
Weighted average common shares outstanding—diluted	6,442				6,442
See accompanying notes.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(A)Represents the historical consolidated statement of operations of Ashford Trust for the year ended December 31, 2025, as reported in its Annual Report on Form 10-K for the year ended December 31, 2025, filed on March 23, 2026 and the historical consolidated statement of operations of Ashford Trust for the three months ended March 31, 2026, as reported in its Quarterly Report on Form 10-Q for the three months ended March 31, 2026, filed on May 14, 2026.
(B)Represents the removal of the historical consolidated statements of operations of HGI Jacksonville for the year ended December 31, 2025 and the three months ended March 31, 2026.
(C)Represents adjustments for the Company’s sale of HGI Jacksonville, which includes: (i) the estimated non-recurring gain on the disposition of HGI Jacksonville for the year ended December 31, 2025; (ii) an adjustment for write off of loan costs; (iii) an adjustment for the estimated tax effect of the hotel no longer being part of the consolidated group for the three months ended March 31, 2026; and (iv) the net (income) loss allocated to redeemable noncontrolling interests in operating partnership related to the disposition of HGI Jacksonville, including the estimated non-recurring gain for the year ended December 31, 2025, based on an ownership percentage of 1.43% for the year ended December 31, 2025 and 1.43% for the three months ended March 31, 2026. There was no material estimated tax effect of the hotel no longer being part of the consolidated group for the year ended December 31, 2025. The pro forma gain resulting from the disposition of HGI Jacksonville is preliminary. The actual results may differ from the amounts reflected in the pro forma financial statements.